Exhibit 10.13



                                      Document Control No.:  BOARD-OPTION #2










                      THE POLAROID BOARD OF DIRECTORS
                      ______________________________


                             STOCK OPTION PLAN
                             _________________




                           POLAROID CORPORATION

                           --------------------

                        Cambridge, Massachusetts











                       Effective as of July 25, 1995

       THE POLAROID BOARD OF DIRECTORS STOCK OPTION PLAN
        _________________________________________________


                       TABLE OF CONTENTS
                       -----------------


Article  Section                                     Page
----------------                                     ----

   I      Definitions
          ___________
          1.01 Board or Board of Directors             1
          1.02 Code                                    1
          1.03 Committee                               1
          1.04 Company                                 1
          1.05 Exchange Act                            1
          1.06 Fair Market Value                       2
          1.07 Option                                  2
          1.08 Option Price                            2
          1.09 Participant                             2
          1.10 Plan                                    2
          1.11 Registration Statement                  2
          1.12 Securities Act                          2
          1.13 Stock                                   2


  II      Participation
          -------------
          2.01 Participation                           3


 III      Shares of Stock subject to Plan
          ------------------------------
          3.01 Limitations                             3
          3.02 Options Granted Under Plan              3
          3.03 Adjustments                             3



  IV      Options
          -------
          4.01 Option Grant                           4
          4.02 Exercise of Option while on Board      4
          4.03 Exercise of Option upon Termination    5
          4.04 Nontransferability of the Option       5
          4.05 Procedure for Exercising Option        6
          4.06 Information or Assurances              7



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   V      Stock Certificates
          ------------------
          5.01 Stock Certificates                     8


  VI      Dividends
          ---------
          6.01 Dividends                              8
          6.02 Notices of Dividends
                and Other Distributions               8

 VII      Plan Administration
          -------------------
          7.01 Plan Administration                    9
          7.02 Disqualification                       9


VIII      Miscellaneous Provisions
          ------------------------
          8.01 Applicable Law                         9
          8.02 Change of Control                     10
          8.03 Expenses                              10
          8.04 Gender and Number                     10
          8.05 Headings not Part of Plan             10
          8.06 Indemnification                       10
          8.07 Non-Assignability                     10
          8.08 Plan Binding on Successors            11
          8.09 Non-Contravention of Securities Laws  11
          8.10 Unenforceability of a
                   Particular Provision              11


IX      Permanency of the Plan and Plan Termination
        -------------------------------------------
         9.01 Effective Date                         11
         9.02 Termination, Amendment,
               and Modification of Plan              11

            THE POLAROID BOARD OF DIRECTORS STOCK OPTION PLAN



     The purpose of the Plan is to advance the interests of the Company and its shareholders by affording non-employee members of the Company's Board of Directors an opportunity to increase their proprietary interest in the Company by the grant of Options to them under the terms set forth herein. The Company believes that this Plan can give an incentive to these members of the Board to increase revenues and profits.



                                ARTICLE I

                               DEFINITIONS
                               ___________


1.01 Board or Board of Directors. Board or Board of Directors shall mean the board of directors of the Company.

1.02 Code. Code shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

1.03 Committee. Committee shall mean the Compensation Committee of the Board of Directors, comprised of three or more Board members, to administer the Plan and exercise all or any part of the authority herein conferred upon the Board of Directors.

1.04 Company. Company shall mean Polaroid Corporation, a Delaware corporation, and any successor thereof.

1.05 Exchange Act. Exchange Act shall mean the Securities and Exchange Act of 1934, as amended.

1.06 Fair Market Value. Fair Market Value of the Stock shall mean the last sale price at which Stock is traded on any given date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected in the New York Stock Exchange Composite Transactions Index.

1.07 Option. Option shall mean an option to purchase Stock granted by the Company pursuant to the provisions of this Plan and the
     Agreement executed pursuant hereto.    No Option granted under this
     Plan shall be an Incentive Stock Option within the meaning of
     Section 422 of the Code.

1.08 Option Price. Option Price shall be the Fair Market Value of the Stock on the day the Option is granted.

1.09 Participant. Participant shall mean a non-employee member of the Board of Directors.

1.10 Plan.     Plan shall mean the Polaroid Board of Directors Stock
     Option Plan.

1.11 Registration Statement. Registration Statement shall mean any registration statement required by the provisions of the Securities Act or the Exchange Act.

1.12 Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

1.13 Stock. Stock shall mean common stock, par value $1 per share, issued by the Company.

                               ARTICLE II

                              PARTICIPATION
                              _____________


2.01 Participation. Each non-employee member of the Board of Directors shall be a Participant in this Plan.





                               ARTICLE III

                     SHARES OF STOCK SUBJECT TO PLAN
                     _______________________________



3.01 Limitations.  Subject to adjustment pursuant to the provisions of
     Section 3.03 hereof, the number of shares of Stock which may be issued and sold hereunder under this Plan shall not exceed 100,000 shares. Such shares will be authorized and unissued shares of Stock or treasury stock.

3.02 Options Granted Under Plan. Once an Option for shares of Stock has been granted, such Option or parts thereof that have been exercised, lapsed, or otherwise terminated shall not again be available under this Plan.

3.03 Adjustments. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, the Committee shall make such corresponding adjustments, if any, as deemed appropriate in its sole discretion. The Committee may adjust the number and kind of shares which may be granted under the Plan, the maximum number and kind of shares which may be granted to any one eligible Participant, and the number, the Option Price, and the kind of shares or property subject to each outstanding Option. Notwithstanding the foregoing, no dilution or enhancement of any Participant's Options, or the shares covered thereby, shall result from any such adjustments. If any such adjustment shall be made, the Company shall give the Participants a brief written summary of such events and the effect thereof upon the number and kind of shares or property purchasable under the Plan and the price payable therefor. No fractional shares of stock shall be issued under the Plan resulting from such adjustment.

                               ARTICLE IV

                                 OPTIONS

                                 _______

4.01 Option Grant.  Each Participant:

          a) who is a participant shall be granted an Option of three thousand (3,000) shares of Stock on the fifth business day following the date the first quarter earnings for 1990 are announced at the Option Price. Notwithstanding the foregoing, this grant is subject to shareholder approval at the Annual Meeting of Shareholders, May 8, 1990.

          b) who joins the Board of Directors after such date shall be granted an Option for three thousand (3,000) shares of Stock on the date he becomes a member of the Board of Directors at the Option Price on that date. The grant is effective the date an individual joins the Board.

          c) who is a non-employee member of the Board of Directors on July 25, 1995 shall receive an option of two thousand (2,000) shares of stock on such date at the Option Price.
          Notwithstanding the foregoing, this grant is subject to shareholder approval at the Annual Meeting of Shareholders, May 14, 1996.

          No Option shall be granted under this Plan after March
          31, 2000.


4.02 Exercise of Option while on Board. If the Participant remains a member of the Board of Directors, the Option may be exercised in whole or in part with respect to whole shares of Stock based on the following schedule, regardless of the date of grant:

          a) 25% of the Option may be exercised one year after a Participant joins the Board;

          b) 50% of the Option may be exercised two years after a Participant joins the Board;

          c) 75% of the Option may be exercised three years after a Participant joins the Board; and

          d) 100% of the Option may be exercised four years after a Participant joins the Board.

     Upon becoming exercisable, the Option shall remain exercisable until the date which is ten (10) years from the date the Option was granted.

4.03 Exercise of Option Upon Termination. If a Participant resigns from the Board of Directors for any reason, all further vesting of this Option ceases. Any portion of the Option which, at the time of separation from service could have been exercised, shall remain exercisable until the earlier of:

          a) the date which is ten (10) years from the date the Option was granted; or

          b) three (3) years from the date the Participant terminates from service as a member of the Board of Directors for any reason;

     provided, however, that in the event of any separation from service for any of the reasons described in the foregoing clauses, shares of Stock issuable upon the exercise of any Option granted under this Plan shall not be delivered to the Participant on a date earlier than six (6) months from the mailing of the notice referred to in
     Article 4.05.





4.04 Nontransferability of the Option. A Participant shall have no right to assign, transfer, or otherwise dispose of any Option, nor shall such rights be assigned or transferred by operation of law or otherwise for any reason other than by will or the laws of descent and distribution. During the lifetime of a Participant, the Option shall be exercisable only by the Participant.

4.05 Procedure for Exercising Option. Subject to Federal and State securities laws then applicable, for an Option to be exercised the following procedure must be followed:

          a) The Participant must provide a written notice to the Company of his intent to exercise the Option. The notice must specify the whole shares of Stock to be purchased and the Option Price to be paid pursuant to the terms of this Agreement (Note: A form notice of intent is available from the Compensation
          Director of the Company);

          b) The notice of intent to exercise the Option must be accompanied by one or a combination of any of the following:

                    i) full payment of the Option Price by check or money order made payable in United States funds to "Polaroid Corporation";

                    ii) shares of Stock owned by the Participant, having an aggregate Fair Market Value on the last trading day immediately preceding the day the notice of intent was mailed, equal to the Option Price, together with a duly executed stock power therefor; or,

                    iii) a copy of irrevocable instructions to a broker
               to deliver to the Company promptly the Option Price either by cash, a check or money order made payable in United States funds to "Polaroid Corporation", provided, however, that the payment option in (iii) above is subject to compliance with such procedures and such agreements of indemnity as the Company may prescribe from time to time as a condition of such payment option.

          c) The Participant must provide a written notice to the Company of his intent to exercise the Option. This notice must be sent to the following address:

                              Douglas F. Mitchell
                              Treasury Services
                              Polaroid Corporation
                              575 Technology Square - 5T
                              Cambridge, Massachusetts  02139

          d) The notice of intent and payment or instructions regarding payments as set forth above, MUST BE SENT BY FACSIMILE, REGISTERED OR CERTIFIED MAIL. The date the Option is exercised, in full or in part, shall be the date of the registration of the written notice of intent sent by facsimile, registered or certified mail.




4.06 Information or Assurances. Upon or prior to the exercise of all or any portion of any Option, the Participant shall furnish to the Company in writing such information or assurances as, in the Company's opinion, may be necessary to enable it to comply fully with the Securities Act and the Exchange Act and the rules and regulations thereunder and any other applicable Federal or State statutes, rules, and regulations.

     Without limiting the foregoing, if a Registration Statement is not in effect under the Securities Act with respect to the shares of Stock to be issued upon exercise of the Option, the Company shall have the right to require, as a condition to the exercise of the Option, that the Participant represent to the Company in writing that the shares of Stock to be received upon exercise of the Option will be acquired by the Participant for investment and not with a view to distribution within the meaning of the applicable provisions of either the Securities Act or the Exchange Act. Further, the Company may require that the Participant agree in writing that such shares will not be disposed of except pursuant to an effective Registration Statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act.
     The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of the Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.

                                ARTICLE V

                           STOCK CERTIFICATES
                           __________________


5.01 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted under this Plan or of any portion thereof prior to fulfillment of all of the following conditions:

          a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

          b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory agency, which the Company shall in its sole discretion determine to be necessary or advisable;

          c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and

          d) The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.




                               ARTICLE VI

                                DIVIDENDS

                                _________

6.01 Dividends. Dividend equivalents shall not be provided under this Plan as a matter of course.

6.02 Notices of Dividends and Other Distributions. In the event the Company proposes to declare a cash dividend on Stock payable other than out of earned surplus, or a dividend payable in property other than cash or Stock, or shall distribute subscription rights to its shareholders or the Company offers to purchase Stock from shareholders in a tender offer (within the meaning of the Exchange
     Act), then the Company shall notify the Participant or the person who shall have duly acquired the Option by written notice mailed at least ten (10) days before the proposed record date for the determination of holders of Stock entitled to participate in such offer to purchase or distribution or receive such dividend or such subscription rights, which notice shall specify such proposed record date.


                              ARTICLE VII

                           PLAN ADMINISTRATION
                           ___________________


7.01 Plan Administration. This Plan shall be administered by the Committee. The Committee shall have the full authority and absolute discretion:

     a)   To construe and interpret the Plan; and

     b) To make all determinations and take all other actions necessary or advisable for the proper administration of the Plan.

        All such actions and determinations shall be conclusively binding upon all persons for all purposes.

7.02 Disqualification. If any deliberation of the Committee shall exclusively affect a member(s) of the Committee, the member(s) so affected shall not participate in such deliberation.




                              ARTICLE VIII

                        MISCELLANEOUS PROVISIONS
                        _________________________


8.01 Applicable Law. To the extent that state law shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Delaware.

8.02 Change of Control. Upon the occurrence of a Trigger Date as defined in the Polaroid Extended Severance Plan adopted by the Company on December 17, 1987 and as amended from time to time, each Option shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of the grant.

8.03 Expenses. The cost of benefit payments from this Plan and the expenses of administering this Plan shall be borne by the Company, including such costs as those associated with the registration of the Stock.

8.04 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

8.05 Headings Not Part of Plan. Headings of Articles and Sections are inserted for convenience and reference; they constitute no part of this Plan.

8.06 Indemnification.   No member of the Board of Directors or the
     Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee be liable for any Options granted under it. Each member of the Board of Directors and the Committee shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

8.07 Non-Assignability. A Participant's interest under this Plan shall not be subject at any time or in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind and any attempt to deliver, sell, transfer, assign, pledge, attach, garnish or otherwise encumber such interest shall be void and any interest so encumbered will terminate.

8.08 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

8.09 Non-Contravention of Securities Laws. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

8.10 Unenforceability of a Particular Provision. The unenforceability of any particular provision of this document shall not affect the other provisions, and the document shall be construed in all respects as if such unenforceable provision were omitted.



                               ARTICLE IX

                PERMANENCY OF THE PLAN AND PLAN TERMINATION
                ___________________________________________


9.01 Effective Date. This Plan shall become effective as of April 1, 1990 upon a resolution by the Board of Directors for its adoption, to be presented at the Annual Meeting of Shareholders of the Company on May 8, 1990 or any adjournment thereof, receiving the affirmative vote of a majority of the votes cast by the holders of the Common Stock, Series B Preferred Stock and Series C Preferred Stock voting together and not separately. Notwithstanding the foregoing, for the Plan to become effective, it must be approved by the shareholders prior to August 6, 1990.

9.02 Termination, Amendment, and Modification of Plan. The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board of Directors without approval of the shareholders of the Company may:

          (a) Increase the total number of shares of Stock subject to the Plan except as contemplated in Section 3.03 hereof;

          (b) Decrease the minimum Option Price except as contemplated in Section 3.03 hereof;

          (c) Alter the class of persons eligible to receive Options under the Plan;

          (d) Extend the termination date of the Plan or the period during which the Option may be exercised;

                or

          (e) Materially alter the Plan in any other respect in a manner then requiring shareholder approval under the Securities Act or the Exchange Act.

          No termination, amendment, or modification of the Plan shall in any manner adversely affect any Option granted hereunder without the written consent of the affected Participant.





     IN WITNESS WHEREOF, Polaroid has caused this instrument to be executed this 18th day of December, 1996, effective as of July 25, 1995.





Attest:                                      POLAROID CORPORATION

/s/ Richard F. deLima                        By: /s/ Gary T. DiCamillo
________________________________             _______________________

Secretary                                       Chief Executive Officer





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